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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 29, 1996 incorporated by reference in United HealthCare Corporation's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                            ARTHUR ANDERSEN LLP

   Minneapolis, Minnesota
   May 20, 1996